UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

PACIFIC DATAVISION, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36827

Delaware	33-0745043
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3 Garret Mountain Plaza

Suite 401

Woodland Park, NJ 07424

(Address of principal executive offices, including zip code)

(973) 771-0300

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 2, 2015, Pacific DataVision, Inc. (the “Company”) announced that it has updated the “Investor” section of its website by providing investor presentation materials under a tab titled “Investor Presentation”, located at http://www.pdvcorp.com/investors-presentation.

The information furnished on this Form 8-K under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On January 29, 2015, the Company was notified by the Nasdaq Stock Market that the Company’s common stock was approved for listing on the Nasdaq Capital Market. The Company’s common stock is expected to begin trading on the Nasdaq Capital Market under the symbol “PDVW” on February 3, 2015.

A copy of a press release announcing the Nasdaq Stock Market approval is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated February 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC DATAVISION, INC.

Date: February 2, 2015	/s/ John Pescatore
John Pescatore
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 2, 2015.